May 1, 2025

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION

SCHWARTZ INVESTMENT TRUST

Ave Maria Value Focused Fund (AVERX)

Ave Maria Value Fund (AVEMX)

Ave Maria Growth Fund (AVEGX)

Ave Maria Rising Dividend Fund (AVEDX)

Ave Maria World Equity Fund (AVEWX)

Ave Maria Growth Focused Fund (AVEAX)

Ave Maria Bond Fund (AVEFX)

Effective May 1, 2025, Joseph M. Grace was elected to serve as an Independent Trustee of the Trust. The list of Trustees and officers of the Trust on page 28 and the section “Qualifications of the Trustees” on page 33 of the Statement of Additional Information have been amended as follows:

Name, Address and Year of Birth	Length Of Service	Position Held with the Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees
Joseph M. Grace 801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan 48170 Year of Birth: 1963	Since May 2025	Trustee	Principal of JM Grace Engineering LLC, a consulting firm focused on technology applications and business opportunities in the automotive industry. From March 2021 until June 2023, he was Senior Vice President – Physical and Functional Design & Integration at Stellantis N.V. and from January 2020 until March 2021, he was Vice President – Total Vehicle Integration at Fiat Chrysler Automobiles, NV., where he was primarily responsible for product development at both companies.	7

Qualifications of the Trustees. Mr. Joseph M. Grace has over forty years’ experience in the automotive industry, working primarily in product engineering for Chrysler and its affiliates. He has been a principal of JM Grace Engineering LLC, a consulting firm for the transportation industry, since January 2024 and previously served as Senior Vice President at Stellantis N.V. and Vice President at Fiat Chrysler Automobiles, N.V., where he was primarily responsible for new product development at both companies. He has also held executive positions at a number of Chrysler affiliates where his responsibilities included advanced engineering development, vehicle engineering, program management, product quality improvement, and new product launches. Mr. Grace holds a B.S. degree in Mechanical Engineering at The University of Notre Dame, a M.S. in Mechanical Engineering at the University of Michigan, and an M.B.A at The University of Michigan. The Board concluded that Mr. Grace is suitable to serve as a Trustee because of his professional service and leadership positions, and his academic background.